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                                    EXHIBIT A

     DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN INTERNATIONAL GROUP, INC.

Pei-yuan Chia           Director                     Retired Vice Chairman, Citicorp   c/o 70 Pine Street, New York, New York
                                                     and Citibank, N.A.                10270

Marshall A. Cohen       Director                     Counsel, Cassels, Brock &         Cassels, Brock & Blackwell, 40 King Street
                                                     Blackwell                         West, 20th Floor, Toronto, Ontario M5H 3C2

Martin S. Feldstein     Director                     Professor of Economics, Harvard   National Bureau of Economic Research, Inc.,
                                                     University; President and CEO,    1050 Massachusetts Avenue, Cambridge,
                                                     National Bureau of Economic       Massachusetts 02138
                                                     Research

Ellen V. Futter         Director                     President, American Museum of     American Museum of Natural History, Central
                                                     Natural History                   Park West at 79th Street, New York,
                                                                                       New York 10024

Steven L. Hammerman     Director                     Retired; Former Deputy            c/o 70 Pine Street, New York, New York
                                                     Commissioner for Legal Matters    10270
                                                     for the New York Police
                                                     Department and Vice Chairman,
                                                     Merrill Lynch & Co., Inc.

Richard C. Holbrooke    Director                     Vice Chairman, Perseus LLC        Perseus LLC, 1235 Avenue of the Americas,
                                                                                       New York, New York, 10019

Fred H. Langhammer      Director                     Chairman, Global Affairs and      767 Fifth Avenue, New York, New York 10153
                                                     Former Chief Executive Officer,
                                                     The Estee Lauder Companies Inc.

George L. Miles         Director                     President and Chief Executive     4802 Fifth Avenue, Pittsburgh, Pennsylvania
                                                     Officer, WQED Multimedia          15213

James F. Orr III        Director                     Chairman of the Board of          420 Fifth Avenue, New York, New York 10018
                                                     Trustees, The Rockefeller
                                                     Foundation

Morris W. Offit         Director                     Co-Chief Executive Officer,       65 East 55th Street, New York, New York
                                                     Offit Hall Capital Management     10022
                                                     LLC

Martin J. Sullivan      Director and                 President and Chief Executive     70 Pine Street, New York, New York 10270
                        Executive Officer            Officer

Michael H. Sutton       Director                     Consultant; Former Chief          c/o 70 Pine Street, New York, New York
                                                     Accountant of the United States   10270
                                                     Securities and Exchange
                                                     Commission

Edmund S.W. Tse         Director and                 Senior Vice Chairman - Life       American International Assurance Co., Ltd.,
                        Executive Officer            Insurance                         1 Stubbs Road, Hong Kong

Robert B. Willumstad    Director                     Former President and Chief        9 West 57th Street, New York, New York
                                                     Operating Officer, Citigroup      10019
                                                     Inc.

Frank G. Zarb           Director                     Chairman, Frank Zarb Associates,  375 Park Avenue, New York, New York 10152
                                                     LLC; Senior Advisor, Hellman &
                                                     Friedman LLC

Dr. Jacob A. Frenkel    Executive Officer            Vice Chairman - Global Economic   70 Pine Street, New York, New York 10270
                                                     Strategies

Frank G. Wisner         Executive Officer            Vice Chairman - External Affairs  70 Pine Street, New York, New York 10270

Steven J. Bensinger     Executive Officer            Executive Vice President & Chief  70 Pine Street, New York, New York 10270
                                                     Financial Officer

Rodney O. Martin, Jr.   Executive Officer            Executive Vice President - Life   2929 Allen Parkway, Houston, Texas 77019
                                                     Insurance

Kristian P. Moor        Executive Officer            Executive Vice President -        70 Pine Street, New York, New York 10270
                                                     Domestic General Insurance

Win J. Neuger           Executive Officer            Executive Vice President & Chief  70 Pine Street, New York, New York 10270
                                                     Investment Officer

R. Kendall Nottingham   Executive Officer            Executive Vice President - Life   70 Pine Street, New York, New York 10270
                                                     Insurance

Robert B. Sandler       Executive Officer            Executive Vice President -        70 Pine Street, New York, New York 10270
                                                     Domestic Personal Lines

Nicholas C. Walsh       Executive Officer            Executive Vice President -        70 Pine Street, New York, New York 10270
                                                     Foreign General Insurance

Jay S. Wintrob          Executive Officer            Executive Vice President -        AIG Retirement Services, Inc., 1999 Avenue
                                                     Retirement Services               of the Stars, Los Angeles, California 90067

William N. Dooley       Executive Director           Senior Vice President -           70 Pine Street, New York, New York 10270
                                                     Financial Services

Axel I. Freudmann       Executive Officer            Senior Vice President - Human     70 Pine Street, New York, New York 10270
                                                     Resources

David L. Herzog         Executive Officer            Senior Vice President &           70 Pine Street, New York, New York 10270
                                                     Comptroller

Robert E. Lewis         Executive Officer            Senior Vice President &           70 Pine Street, New York, New York 10270
                                                     Chief Risk Officer

Michael E. Roemer       Executive Officer            Senior Vice President & Director  70 Pine Street, New York, New York 10270
                                                     of Internal Audit

Brian T. Schreiber      Executive Officer            Senior Vice President -           70 Pine Street, New York, New York 10270
                                                     Strategic Planning

Richard W. Scott        Executive Officer            Senior Vice President -           70 Pine Street, New York, New York 10270
                                                     Investments

Kathleen E. Shannon     Executive Officer            Senior Vice President and         70 Pine Street, New York, New York 10270
                                                     Secretary

Keith Duckett           Executive Officer            Vice President - Administration   70 Pine Street, New York, New York 10270

Robert A. Gender        Executive Officer            Vice President & Treasurer        70 Pine Street, New York, New York 10270

Charlene M. Hamrah      Executive Officer            Vice President & Director of      70 Pine Street, New York, New York 10270
                                                     Investor Relations

Eric N. Litzky          Executive Officer            Vice President - Corporate        70 Pine Street, New York, New York 10270
                                                     Governance

Christopher D. Winans   Executive Officer            Vice President - Media Relations  70 Pine Street, New York, New York 10270

        DIRECTORS AND EXECUTIVE OFFICERS OF AIG FINANCIAL PRODUCTS CORP.

M. Bernard Aidinoff     Director                     Retired Partner, Sullivan &       Sullivan & Cromwell, 125 Broad Street,
                                                     Cromwell

                                                                                       New York, NY 10004

Steven J. Bensinger     Director                     Executive Vice President and      70 Pine Street, New York, New York 10270
                                                     Chief Financial Officer,
                                                     American International Group,
                                                     Inc.

Joseph J. Cassano       Director and                 President and Chief Executive     Banque AIG, London Branch, 1 Curzon Street,
                        Executive Officer            Officer                           5th Floor, London, U.K. W1J5RT

William N. Dooley       Director and                 Senior Vice President -           70 Pine Street, New York, New York 10270
                        Executive Officer            Financial Services, American
                                                     International Group, Inc.;
                                                     Chairman, AIG Financial Products
                                                     Corp.

Martin S. Feldstein     Director                     Professor of Economics, Harvard   National Bureau of Economic Research, Inc.,
                                                     University; President and CEO,    1050 Massachusetts Avenue, Cambridge,
                                                     National Bureau of Economic       Massachusetts 02138
                                                     Research

John M. Foster          Director                     Consultant                        c/o AIG Financial Products Corp., 50
                                                                                       Danbury Road, Wilton, Connecticut,
                                                                                       06897-4444

Morris W. Offit         Director                     Co-Chief Executive Officer,       65 East 55th Street, New York, New York
                                                     Offit Hall Capital Management     10022
                                                     LLC

Thomas R. Savage        Director                     Director of AIG Financial         c/o AIG Financial Products Corp., 50
                                                     Products Corp.                    Danbury Road, Wilton, Connecticut,
                                                                                       06897-4444

Martin J. Sullivan      Director                     President and Chief Executive     70 Pine Street, New York, New York 10270
                                                     Officer, American International
                                                     Group, Inc.

Michael H. Sutton       Director                     Consultant; Former Chief          c/o 70 Pine Street, New York, New York
                                                     Accountant of the United States   10270
                                                     Securities and Exchange
                                                     Commission

Douglas L. Poling       Executive Officer            Executive Vice President, Chief   50 Danbury Road, Wilton, Connecticut,
                                                     Administrative Officer, General   06897-4444
                                                     Counsel and Secretary

Mark S. Balfan          Executive Officer            Chief Financial Officer and       50 Danbury Road, Wilton, Connecticut,
                                                     Treasurer                         06897-4444

David Ackert            Executive Officer            Executive Vice President -        50 Danbury Road, Wilton, CT 06897-4444
                                                     Transaction Development Group

James Bridgwater        Executive Officer            Executive Vice President  -       Banque AIG, London Branch, 1 Curzon Street,
                                                     Quantitative Solutions            5th Floor, London, U.K. W1J5RT

Andrew Forster          Executive Officer            Executive Vice President - Asset  Banque AIG, London Branch, 1 Curzon Street,
                                                     Trading and Credit Products       5th Floor, London, U.K. W1J5RT

Mauro Gabriele          Executive Officer            Executive Vice President -        Banque AIG, 44-46 rue de Bassano, Paris,
                                                     European Marketing                75008 France

William Kolbert         Executive Officer            Executive Vice President -        50 Danbury Road, Wilton, CT 06897-4444
                                                     Systems

Pierre Micottis         Executive Officer            Executive Vice President -        Banque AIG, 44-46 rue de Bassano, Paris,
                                                     Market Risk                       75008 France

Nigel Pentland          Executive Officer            Executive Vice President - Asian  Banque AIG, Tokyo Branch, 14th Flr,
                                                     Marketing                         Urbannet Otemachi Building, 2-2 Otemachi 2
                                                                                       Chome, Chiyoda-ku, Tokyo 100-0004 Japan

                      EXECUTIVE OFFICERS OF AIG KNIGHT LLC

Joseph J. Cassano       Executive Officer            President and Chief Executive     Banque AIG, London Branch, 1 Curzon Street,
                                                     Officer, AIG Financial Products   5th Floor, London, U.K. W1J5RT
                                                     Corp.

Douglas L. Poling       Executive Officer            Executive Vice President, Chief   50 Danbury Road, Wilton, Connecticut,
                                                     Administrative Officer, General   06897-4444
                                                     Counsel and Secretary, AIG
                                                     Financial Products Corp.

Mark S. Balfan          Executive Officer            Chief Financial Officer and       50 Danbury Road, Wilton, Connecticut,
                                                     Treasurer, AIG Financial          06897-4444
                                                     Products Corp.

David Ackert            Executive Officer            Executive Vice President -        50 Danbury Road, Wilton, CT 06897-4444
                                                     Transaction Development Group,
                                                     AIG Financial Products Corp.

      DIRECTORS AND EXECUTIVE OFFICERS OF STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg    Chairman of the              Chairman of the Board and         399 Park Avenue, 17th Floor, New York, New
                        Board and Director           director, Starr International     York 10022
                                                     Company, Inc. and C.V. Starr &
                                                     Co., Inc.; Chief Executive
                                                     Officer, C.V. Starr & Co., Inc.;
                                                     trustee of C.V. Starr & Co.,
                                                     Inc. Trust; member, director and
                                                     Chairman of the Board, The Starr
                                                     Foundation.

Edward E. Matthews      Managing Director            Managing Director and director,   399 Park Avenue, 17th Floor, New York, New
                                                     Starr International Company,      York 10022
                                                     Inc.; director and President,
                                                     C.V. Starr & Co., Inc.; trustee,
                                                     C.V. Starr & Co., Inc. Trust;
                                                     member and director, The Starr
                                                     Foundation.

Houghton Freeman        Director                     President, Freeman Foundation     499 Taber Hill Road, Stowe, VT 05672

Howard I. Smith         Director                     Vice Chairman-Finance and         399 Park Avenue, 17th Floor, New York, NY
                                                     Secretary, C.V. Starr & Co.,      10022
                                                     Inc.

John J. Roberts         Director                     Senior Advisor, American          Concordia Farms P.O. Box 703, Easton, MD
                                                     International Group, Inc.         21601

Ernest Stempel          Director                     Senior Advisor and Honorary       70 Pine Street, New York, NY 10270
                                                     Director, American International
                                                     Group, Inc.

Cesar Zalamea           Director                     President and Chief Executive     Suite 1405-7, Two Exchange Square, 8
                                                     Officer, Starr International      Connaught Place, Central, Hong Kong
                                                     Company (Asia), Limited

           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg    Chairman of the Board,       (See above)                       (See above)
                        director and Chief
                        Executive Officer

Howard I. Smith         Vice Chairman-Finance and    (See above)                       (See above)
                        Secretary and Director

Edward E. Matthews      President and Director       (See above)                       (See above)

J. Christopher Flowers  Director                     Chairman of the Board of          717 Fifth Avenue, 26th Floor, New
                                                     Directors, J.C. Flowers and Co.   York, NY 10022
                                                     LLC

Houghton Freeman        Director                     (See above)                       (See above)

John J. Roberts         Director                     (See above)                       (See above)

Bertil P-H Lundquist    Director                     Executive, Vice President and     399 Park Avenue, 17th Floor, New
                                                     General Counsel, C.V. Starr &     York, New York 10022
                                                     Co., Inc.

         DIRECTORS AND EXECUTIVE OFFICERS OF UNIVERSAL FOUNDATION, INC.

Stuart Osborne          President and Director       President of Universal            Mercury House
                                                     Foundation                        101 Front Street
                                                                                       Hamilton HM 12, Bermuda

Eligia G. Fernando      Director                     Retired                           Mercury House
                                                                                       101 Front Street
                                                                                       Hamilton HM 12, Bermuda

Cesar C. Zalamea        Director                     (See above)                       Mercury House
                                                                                       101 Front Street
                                                                                       Hamilton HM 12, Bermuda

Aloysius B. Colayco     Director                     Managing Director, Argosy         Argosy Partners
                                                     Partners                          8th Floor, Pacific Star Building
                                                                                       Makati City, Philippines

Jennifer Barclay        Secretary                    Secretary of Universal            Mercury House
                                                     Foundation                        101 Front Street
                                                                                       Hamilton HM 12, Bermuda

Margaret Barnes         Treasurer                    Treasurer of Universal            Fitzwilliam Hall
                                                     Foundation                        Fitzwilliam Place
                                                                                       Dublin 2, Ireland

             DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND
                  CORRINE P. GREENBERG FAMILY FOUNDATION, INC.

Maurice R. Greenberg    Chairman and Director        (See above)                       (See above)

Corrine P. Greenberg    President and Director       President and Director,           399 Park Avenue, 17th Floor
                                                     Greenberg Foundation              New York, New York 10022

Jeffrey W. Greenberg    Vice President and Director  Vice President and Director,      399 Park Avenue, 17th Floor
                                                     Greenberg Foundation              New York, New York 10022

Evan G. Greenberg       Vice President and Director  President and Chief Executive     399 Park Avenue, 17th Floor
                                                     Officer, ACE Limited              New York, New York 10022

Lawrence S. Greenberg   Vice President and Director  Private Equity Investor           399 Park Avenue, 17th Floor
                                                                                       New York, New York 10022

Shake Nahapetian        Treasurer                    Administrative Assistant,         399 Park Avenue, 17th Floor
                                                     CV Starr                          New York, New York 10022

              DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORRINE P. GREENBERG JOINT TENANCY CORPORATION, INC.

Maurice R. Greenberg    Chairman, CEO, President,    (See above)                       (See above)
(See above)             Treasurer, Secretary and
                        Director